UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                       FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES  EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported)  September 30, 1996


                          BENEFICIAL MORTGAGE CORPORATION
                          (Depositor and Master Servicer)

                      BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
                  (Issuer in Respect of the Beneficial Home Equity
                          Loan Asset Backed Certificates)

                (Exact name of registrant as specified in its charter)

New York (Issuer)               333-1614                  11-3314368 (Issuer)
(State or other         (Commission File Number)            (I.R.S. Employer
jurisdication of                                           Idenitifcation No.)
incorporation or
organization)


       301 North Walnut Street
        Wilmington, Delaware                              19801
  (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code:  (302) 425-2500


        (Former name or former address, if changed since last report)
                                     NONE




Item 7.  Financial Statements and Exhibits

Exhibit 20.1	  Beneficial Home Equity Loan Asset Backed Certificates, Series
               1996-1 Statement to Certificateholders dated September 30, 1996.




                                 SIGNATURES

	Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1996-1 by the undersigned, thereunto duly authorized.



             				   BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
						                            Registrant

                				By:Beneficial Mortgage Corporation
					                   (Depositor and Master Servicer)




               				 By:	/S/ Richard J. Zak
					                   Richard J. Zak
                   					Vice President (Chief Accounting Officer)


October 7, 1996



                                Exhibit Index
Exhibit
Number                         				Exhibit

20.1	  Beneficial Home Equity Loan Asset Backed Certificates,
	      Series 1996-1 Statement to Certificateholders dated September 30, 1996.



Exhibit 20.1

                     STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Corporation Current Collection Period 28-Jul96 to 27-Aug96 Beneficial Home Equity Loan Asset Backed Certificates P&S Agreement 01-Apr-96
    Class A Certificates, Series 1996-1
    Class M Certificates, Series 1996-1   Original Settlement Date:  30-Apr-96
    Class B Certificates, Series 1996-1   Distribution Date:         30-Sep-96


               1 Month LIBOR                                           5.3984%

               Class A Pass-Through Rate (1 mo LIBOR + 18 bps)         5.5784%
               Class M Pass-Through Rate (1 mo LIBOR + 28 bps)         5.6784%
               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)         5.6484%
 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 31.696886
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   4.477169
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After
               Such Distribution                                      0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

  Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   5.205200
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                 56.439739
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   3.913957
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10        Ending Class A Principal Balance                 904,782,458.55
     11        Ending Class A Principal Factor                     84.3856052%

     12        Ending Class M Principal Balance                  66,074,000.00
     13        Ending Class M Principal Factor                    100.0000000%

     14        Ending Class B Principal Balance                  44,117,286.48
     15        Ending Class B Principal Factor                     69.9486079%

     16 i.     Ending Pool Number of Loans                              19,852
        ii.    Ending Pool Balance                            1,033,927,824.25

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent           964
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                          57,743,341.88
        iii.   Number of Mortgage Loans 60 or More Delinquent              259
        iv.    Aggregate Principal Balances of Mortgage Loans 60
               or More Days Delinquent                           19,847,583.93
     18        Book Value of Real Estate Aquired Through
               Forclosure or Grant of a Deed                        972,907.94